Eastern Virginia Bankshares, Inc. Eastern Virginia Bankshares, Inc. December 4, 2013 Exhibit 99.1

EVBS Colors 0 83 62 208 174 50 146 117 48 Forward - Looking Statements 2 Certain statements contained in this presentation that are not historical facts may constitute "forward - looking statements" within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Examples of forward - looking statements include, but are not limited to : ( i ) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items ; (ii) statements of strategic initiatives, plans, objectives and expectations of the Company or its management or Board of Directors, including those relating to products or services, the performance or disposition of portions of the Company's asset portfolio, future changes to the Bank's branch network, and the payment of dividends ; (iii) statements regarding future asset quality, including expected levels of charge - offs ; and (iv) statements of assumptions underlying such statements . Words such as "believes," "anticipates," "expects," "intends," "targeted," "continue," "remain," "will," "should," "may" and other similar expressions are intended to identify forward - looking statements, but are not the exclusive means of identifying such statements . Forward - looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements . Factors that could cause actual results to differ from those discussed in the forward - looking statements include, but are not limited to : ( i ) factors that adversely affect the Company's capital and business initiatives, including, without limitation, changes in market conditions that adversely affect the Company's ability to dispose of or work out assets adversely classified by us on advantageous terms or at all ; (ii) the Company's ability and efforts to assess, manage and improve its asset quality ; (iii) the strength of the economy in the Company's target market area, as well as general economic, market, political, or business factors ; (iv) changes in the quality or composition of the Company's loan or investment portfolios, including adverse developments in borrower industries, decline in real estate values in its markets, or in the repayment ability of individual borrowers or issuers ; (v) the effects of the Company's adjustments to the composition of its investment portfolio ; (vi) the impact of government intervention in the banking business ; (vii) an insufficient allowance for loan losses ; (viii) the Company's ability to meet the capital requirements of its regulatory agencies ;

EVBS Colors 0 83 62 208 174 50 146 117 48 Forward - Looking Statements (Continued) 3 (ix) changes in laws, regulations and the policies of federal or state regulators and agencies ; (x) adverse reactions in financial markets related to the budget deficit of the United States government ; (xi) changes in the interest rates affecting the Company's deposits and loans ; (xii) the loss of any of the Company's key employees ; (xiii) changes in the Company's competitive position, competitive actions by other financial institutions and the competitive nature of the financial services industry and the Company's ability to compete effectively against other financial institutions in its banking markets ; (xiv) the Company's potential growth, including its entrance or expansion into new markets, the opportunities that may be presented to and pursued by it and the need for sufficient capital to support that growth ; (xv) changes in government monetary policy, interest rates, deposit flow, the cost of funds, and demand for loan products and financial services ; (xvi) the Company's ability to maintain internal control over financial reporting ; (xvii) the Company's ability to raise capital as needed by its business ; (xviii) the Company's reliance on secondary sources, such as Federal Home Loan Bank advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out - of - market time deposits, to meet its liquidity needs ; (xix) the MOU and the terms thereof ; (xx) possible changes to the Company's Board of Directors, including in connection with the private placements and deferred dividends on the Company's Series A Preferred Stock ; and (xxi) other circumstances, many of which are beyond the Company's control . For an explanation of certain risks and uncertainties associated with forward - looking statements, please refer to the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2012 , Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2013 , June 30 , 2013 and September 30 , 2013 and other SEC filings . Although the Company believes that its expectations with respect to the forward - looking statements are based upon reliable assumptions and projections within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance, actions or achievements of the Company will not differ materially from any future results, performance, actions or achievements expressed or implied by such forward - looking statements . Readers should not place undue reliance on such statements, which speak only as of the date of this report . The Company does not undertake any steps to update any forward - looking statement that may be made from time to time by it or on its behalf .

EVBS Franchise Overview

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 5 Overview of Eastern Virginia Bankshares, Inc. Source: SNL Financial Financial data as of 9/30/2013; Market data as of 11/29/2013 ROAA shown pre - TARP dividend (1) Company demographics weighted by county deposits (2) Assumes the full conversion into common stock of the Company's 5,240,192 shares of non - voting mandatorily convertible non - cumulative Series B Preferred Stock as of September 30, 2013 (3) NPAs exclude performing TDRs EVBS (22) Company Overview Headquarters: Tappahannock, VA Branches: 22 Established: 1910 Financial Highlights Balance Sheet ($mm) Assets: 1,033 Loans: 663 Deposits: 827 TCE / TA (2) (%): 8.91 Profitability (%) Core ROAA: 0.26 Net Interest Margin: 3.54 Efficiency Ratio: 87.1 Asset Quality (%) NPAs / Loans + OREO (3) : 1.14 NCOs / Avg Loans: 0.77 Reserves / Loans: 2.55 Trading (2) Ticker: EVBS Exchange: NASDAQ Global Select Market Cap ($mm): 113.9 Price / TBV (x): 1.26 Company Demographics (1) Projected Pop. Growth ('12-'17): 2.5% Projected HHI Growth ('12-'17): 13.1% Median HHI: $51,880

EVBS Colors 0 83 62 208 174 50 146 117 48 Overview of Capital Raise 6  $45.0 million capital raise closed on June 12, 2013 − 4.6 million common shares at $4.55 per share − 5.2 million shares non - voting mandatorily convertible non - cumulative Series B preferred stock at $4.55 per share − Castle Creek Capital Partners and GCP Capital Partners were lead investors, with ownership of 32.0% and 14.1% of the Company’s total equity  Each are entitled to have one representative appointed to EVBS and the bank’s boards  $5.0 million rights offering to current shareholders closed on July 5, 2013 − Offering was oversubscribed − Resulted in issuance of 1.1 million common shares at $4.55 per share

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Rationale for the Capital Raise Note: Written Agreement was with the Federal Reserve Bank of Richmond and Virginia State Corporation Commission Bureau of Financial Institutions • Allow for resolution of remaining problem credits • Position the Bank and the Company to expeditiously exit the Written Agreement and TARP (Written Agreement terminated July 30, 2013) • Restructure FHLB advances (Completed August 2013) • Create a fortress - like balance sheet • Financial and strategic flexibility to take advantage of opportunities in the market • Add depth to the Board of Directors • Diversify shareholder base 7

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Company Highlights • Seasoned management team with longstanding customer relationships • Strong and stable core deposit base • Sizable entry point into greater Richmond and Eastern Virginia markets • Branch franchise uniquely positioned to expand further in the greater Richmond area and toward Newport News/Norfolk • Problem loans identified and capital need addressed • Attractive valuation 8

EVBS Colors 0 83 62 208 174 50 146 117 48 Richmond MSA Branches: 9 Median household income: $55,712 Household income growth (1) : 14.3% Projected Population Growth (1) : 4.8% Well - Positioned in Growth Markets Source: SNL Financial and MapInfo Demographic data as of 6/30/2013 (1) Projected change from 2012 through 2017 9 Virginia Beach - Norfolk - Newport MSA Branches: 3 Median household income: $53,484 Household income growth (1) : 12.0% Projected Population Growth (1) : 1.5% EVBS (22)

EVBS Colors 0 83 62 208 174 50 146 117 48 $30,000 $38,000 $46,000 $54,000 $62,000 EVBS Franchise EVBS Non- Richmond Franchise EVBS Richmond Franchise VA National 9.0% 11.0% 13.0% 15.0% 17.0% EVBS Franchise EVBS Non- Richmond Franchise EVBS Richmond Franchise VA National 1.00% 2.00% 3.00% 4.00% 5.00% EVBS Franchise EVBS Non- Richmond Franchise EVBS Richmond Franchise VA National Richmond MSA Virginia Beach / Norfolk MSA Households 498,695 631,165 Top 3 Banks Market Share %: 69.2% 52.7% Bank of America Corp. (NC) Wells Fargo & Co. (CA) Wells Fargo & Co. (CA) SunTrust Banks Inc. (GA) SunTrust Banks Inc. (GA) TowneBank (VA) GDP ($bn): $68.6 $84.8 National Rank 44th 39th Unemployment Rate: 6.0% 5.9% Primary Industries (% Employed): Trade, Transportation, and Utilities (18.8%) Government (22.8%) Government (18.6%) Trade, Transportation, and Utilities (17.8%) Professional and Business Services (15.8%) Education and Health Services (13.4%) Fortune 500 Companies: Source: SNL Financial, BEA, Fortune, and Virginia Employment Commission Demographics weighted by company deposits Growth metrics from 2012 - 2017 Attractive Virginia Markets 10 Median Population Growth (%) 2012 Median HH Income ($) Median HH Income Growth (%)

Organic Growth Opportunity

- EVBS is strategically positioned to take advantage of opportunities that will emerge through improving market conditions and industry consolidation as larger institutions remain distracted

Zip Codes of Operation

Rank	Institution	Branch Count	Deposits in Market ($M)	Market Share (%)
1	**Eastern Virginia Bankshares Inc.**	**22**	**863**	**19.7**
2	BB&T Corp.	11	718	16.4
3	Union First Market Bankshares Corp.	12	454	10.4
4	Wells Fargo & Co.	7	403	9.2
5	SunTrust Banks Inc.	7	331	7.6
6	Chesapeake Financial Shares Inc.	4	265	6.1
7	Bank of America Corp.	3	221	5.0
8	Community Bankers Trust Corp.	5	187	4.3
9	Bay Banks of Virginia Inc.	4	175	4.0
10	C&F Financial Corp.	3	106	2.4
11	Colonial Virginia Bank	2	100	2.3
12	First Community Bancshares Inc.	2	94	2.2
13	Franklin Financial Corp.	1	92	2.1
14	Village Bank and Trust Financial Corp.	3	82	1.9
15	Hampton Roads Bankshares Inc.	1	66	1.5
16	First Capital Bancorp Inc.	1	55	1.3
17	Virginia BanCorp Inc.	1	47	1.1
18	Bank of McKenney	1	40	0.9
19	Bank of Southside Virginia Corp.	1	34	0.8
20	M&T Bank Corp.	2	29	0.7
	Total (1-20)	**93**	**4,363**	**99.6**
	Total (1-23)	**98**	**4,379**	**100.0**

Richmond and Eastern VA

Rank	Institution	Branch Count	Deposits in Market ($M)	Market Share (%)
1	Bank of America Corp.	29	11,842	37.7
2	SunTrust Banks Inc.	50	3,795	12.1
3	Wells Fargo & Co.	63	3,790	12.1
4	BB&T Corp.	55	3,118	9.9
5	Union First Market Bankshares Corp.	55	1,956	6.2
6	**Eastern Virginia Bankshares Inc.**	**22**	**863**	**2.7**
7	C&F Financial Corp.	15	652	2.1
8	Franklin Financial Corp.	8	637	2.0
9	First Capital Bancorp Inc.	7	458	1.5
10	Chesapeake Financial Shares Inc.	9	421	1.3
11	Bank of Southside Virginia Corp.	13	416	1.3
12	Village Bank and Trust Financial Corp.	12	397	1.3
13	BankCap Equity Fund LLC	5	351	1.1
14	Farmers Bank	6	322	1.0
15	Community Bankers Trust Corp.	8	282	0.9
16	First Community Bancshares Inc.	9	280	0.9
17	Bay Banks of Virginia Inc.	8	263	0.8
18	Cordia Bancorp Inc.	4	206	0.7
19	Virginia BanCorp Inc.	8	205	0.7
20	Hampton Roads Bankshares Inc.	4	198	0.6
	Total (1-20)	**390**	**30,451**	**97.0**
	Total (1-40)	**438**	**31,389**	**100.0**

Source: SNL Financial; Deposit data as of 6/30/2013
Pro Forma for pending and recently completed acquisitions
Excludes COF money center branches
Richmond and Eastern VA defined as: Northumberland, Lancaster, Richmond, Westmoreland, Essex, Middlesex, Mathews, Gloucester, King and Queen, Caroline, King William, Hanover, New Kent, Charles City, Henrico, Goochland, Powhatan, Chesterfield, Dinwiddie, Prince George, Surry, Sussex, Southampton, Isle of Wight, Suffolk (city), Richmond (city), Petersburg (city), Hopewell (city), Colonial Heights (city)

11

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Attractive Core Deposit Base 12 Core Deposit Composition (1) Source: SNL Financial Note: VA Peers include public banks and thrifts traded on a major exchange and headquartered in Virginia with assets between $50 0 million and $10.0 billion (1) Core deposits defined as total deposits less jumbo time deposits 79.8% 81.4% 83.1% 84.5% 84.0% 84.5% 85.6% 77.9% 78.6% 78.3% 80.8% 81.4% 81.7% 83.3% 2.14% 1.43% 1.13% 0.77% 0.60% 0.58% 0.53% 0.00% 0.75% 1.50% 2.25% 3.00% 72.0% 76.0% 80.0% 84.0% 88.0% 2009Y 2010Y 2011Y 2012Y 2013Q1 2013Q2 2013Q3 Cost of Deposits Core Deposits / Total Deposits (%) EVBS Core Deposits / Total Deposits (%) VA Peers Core Deposits / Total Deposits (%) EVBS Cost of Deposits

Appendix Financial Results

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Year to Date Snapshot 14 As of and for the Nine Months Ended September 30, (dollars in thousands) 2013 2012 Total assets $ 1,033,057 $ 1,057,770 Loans, net of unearned income 662,625 703,156 Investment securities (AFS) 269,456 246,093 Total deposits 827,017 819,289 Total shareholders' equity 130,633 97,817 Net interest income $ 24,896 $ 25,148 Provision for loan losses 1,550 4,783 Net interest income after provision for loan losses 23,346 20,365 Noninterest income 5,193 7,973 Noninterest expenses 36,716 25,211 Income (loss) before income taxes (8,177) 3,127 Income tax expense (benefit) (3,284) 604 Net income (loss) $ (4,893) $ 2,523 Less: Effective dividend on preferred stock 1,128 1,125 Net income (loss) available to common shareholders $ (6,021) $ 1,398 Income (loss) per common share, basic $ (0.72) $ 0.23 Income (loss) per common share, diluted $ (0.72) $ 0.23

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Year to Date Selected Financial Ratios 15 September 30, Financial 2013 2012 Return on average assets (ROA) (0.74)% 0.18% Return on average common shareholders’ equity (ROE) (9.84)% 2.56% Net interest margin (tax equivalent basis) 3.33% 3.39% September 30, Asset Quality 2013 2012 Nonperforming assets to total loans and other real estate owned 1.14% 2.73% Nonperforming assets to total assets 0.73% 1.83% Allowance for loan losses to nonaccrual loans 265.95% 205.15% Net charge - offs to average loans 0.99% 1.26% Allowance for loan losses to period end loans 2.55% 3.14% September 30, Capital – EVBS (Consolidated) 2013 2012 Tier 1 leverage ratio 11.34% 8.03% Tier 1 risk - based capital ratio 17.86% 12.27% Total risk - based capital ratio 19.12% 13.51% Adjusted tangible common equity / tangible assets ratio (1) 8.91% 5.54% (1) Assumes the full conversion into common stock of the Company's 5,240,192 shares of non - voting mandatorily convertible non - cumulative Series B Preferred Stock as of September 30, 2013

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Asset Quality Comparison (Year over Year) 16 September 30, (dollars in thousands) 2013 2012 Total loans $ 662,625 $ 703,156 Other real estate owned 1,203 6,577 Total loans and other real estate owned $ 663,828 $709,733 Allowance for loan losses 16,894 22,103 Average loans YTD 672,184 720,362 Net charge - offs YTD 4,994 6,782 Nonperforming Assets Nonaccrual loans $ 6,352 $ 10,774 Loans past due 90 days and accruing interest - 2,049 Total nonperforming loans $ 6,352 $ 12,823 Other real estate owned 1,203 6,577 Total nonperforming assets $ 7,555 $ 19,400 Nonaccrual loans by type Construction $ 709 $ 1,262 Residential 1 - 4 family 4,451 4,496 Commercial real estate 907 3,553 Commercial and industrial 172 790 Consumer 113 673 Total $ 6,352 $ 10,774 Troubled Debt Restructurings (TDRs) Performing TDRs $ 2,767 $ 4,483 Nonperforming TDRs* 2,630 7,301 Total $ 5,397 $ 11,784 * Included in nonaccrual loans.

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 0.31% 1.89% 1.32% 1.32% 0.84% 1.35% 0.77% 0.68% 0.76% 0.53% 0.50% 0.31% 0.19% 0.16% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2009Y 2010Y 2011Y 2012Y 2013Q1 2013Q2 2013Q3 2.74% 4.77% 5.07% 2.41% 2.12% 1.44% 1.14% 1.83% 2.68% 2.49% 2.47% 2.20% 1.90% 1.83% 0.00% 1.20% 2.40% 3.60% 4.80% 6.00% 2009Y 2010Y 2011Y 2012Y 2013Q1 2013Q2 2013Q3 1.42% 3.26% 3.28% 2.97% 2.91% 2.66% 2.55% 1.52% 1.72% 1.55% 1.49% 1.49% 1.50% 1.44% 0.00% 0.70% 1.40% 2.10% 2.80% 3.50% 2009Y 2010Y 2011Y 2012Y 2013Q1 2013Q2 2013Q3 NCOs / Avg. Loans (%) Reserves / NPLs (%) Asset Quality Trends NPAs / Loans + OREO (%) Reserves / Loans (%) Source: SNL Financial VA Peers include public banks and thrifts traded on a major exchange and headquartered in Virginia with assets between $500 m ill ion and $10.0 billion NPAs exclude performing TDRs 17 77.7% 48.0% 89.5% 67.3% 89.0% 150.6% 88.3% 62.1% 53.7% 58.4% 0.0% 30.0% 60.0% 90.0% 120.0% 150.0% 180.0% 2008Y 2009Y 2010Y 2011Y 2012Q1 EVBS VA Peer Group 48.0% 89.5% 67.3% 124.7% 120.5% 144.8% 185.3% 102.6% 74.4% 77.9% 63.4% 65.6% 63.7% 57.7% 0.0% 40.0% 80.0% 120.0% 160.0% 200.0% 2009Y 2010Y 2011Y 2012Y 2013Q1 2013Q2 2013Q3

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Asset Quality Criticized and Classified Loans 18  Since the end of 2011, Criticized loans have decreased 33.2% and classified loans have decreased 47.5% $149,620 $154,756 $148,802 $138,473 $129,875 $121,670 $113,668 $108,166 $103,379 $103,056 $105,073 $95,640 $87,692 $79,265 $72,015 $61,464 $54,582 $55,167 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 Criticized and Classified Loans Risk Rated 6-9 Criticized Risk Rated 7-9 Classified (In thousands)

Appendix Online - Mobile - Digital

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Where W e Are  Enhanced Consumer & Business Online Banking - 4Q11  Mobile Banking 1Q12  Redesigned Website – SEO, Sales, Experience Focus - 140%+ organic search displays increase, 240%+ increase in organic clicks - 2Q12  Popmoney – P2P Payments - 4Q12  Enhanced Mobile Alerts - 2Q13 20 Mobile Banking 208.7% Growth Consumer Online Banking 10.9% Growth Business Online Banking 31.7% Growth

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Trends and Future Opportunities  Mobile Optimized Website – 3Q13  200% Increase in Monthly Mobile Banking Enrollment  Leverage Native Capabilities  Product Information & Lead Generation  Mobile Banking Smartphone App Upgrade – 4Q13  EVB Branded App  Streamlined Enrollment Process  Mobile Deposit – 4Q13  6 Month Volume Projection in Month 1  8.7% Adoption, 2 Deposits/Customer 21 Trends and Future Opportunities  Mobile Payments  Mobile Wallet : NFC – QR  Geo - Targeted Offers  Smartphone, iWatch, Google Glass  Digital Service & Sales  Chat/Mobile  Video Conferencing  Data Driven Dynamic Marketing  CRM Data Mining  Customized Offers  Email - Online - Mobile Active Projects  Tablet Mobile Banking  iPad – 4Q13  Android 2014  Business Mobile Banking 2014  Cash Management  Mobile Deposit  Online Account Opening 4Q14  Consumer Deposits Scalable Cloud Infrastructure 8% OPEX of Main Website

Appendix Strategic Initiatives

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Remainder 2013 & 2014 23  Balance Sheet Optimization Strategies − Prepaid $107.5 million of long - term FHLB Advances (3Q 2013) − Restructure Investment Portfolio to optimize asset/liability mix (4Q 2013 - 1Q 2014) − Leverage transactions to add incremental earnings while maintaining current interest rate risk profile and allow for profitable balance sheet growth in the future through the loan portfolio (4Q 2013 – 1Q 2014)  Classified Asset Disposition Strategy − Accelerated the disposition of certain classified assets to further reduce the classified asset portfolio and enhance the credit profile of the Company (3Q 2013 – 4Q 2013) − Dispositions to be carried out through a combination of asset sales and A/B Note Structures − Have quantified specific classified assets that we expect to retain on the balance sheet and work out over the next six to nine months (4Q 2013 – 2Q 2014)

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Remainder 2013 & 2014 24  TARP − US Treasury finalized its auction in October 2013 and sold all 24,000 shares for gross proceeds of $26.5 million − Target for redemption as soon as possible  Written Agreement − Formal Written Agreement was terminated July 30, 2013 − Entry into informal MOU on September 5, 2013. Goal to exit as soon as possible.  Growth - Aggressively target Richmond MSA (2014) − Enhance Government Lending Program − Wealth Management/Private Banking − Mortgage Company − Branches/Loan Production Offices (De novo/Acquisitions) − Expand Online/Mobile Banking Presence

Appendix Appendix

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Loan Portfolio Composition 26 Commercial, Industrial and Agricultural $ 48,343 Residential Real Estate 323,293 Real Estate Construction 38,541 Commercial Real Estate 231,729 Consumer / Other 20,719 Total Loans $ 662,625 Loans by type Amount ($000) As of September 30, 2013 7.3% 48.8% 5.8% 35.0% 3.1% Commercial, Industrial and Agricultural Residential Real Estate Real Estate Construction Commercial Real Estate Consumer / Other

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Investment Portfolio (AFS) Composition 27 As of September 30, 2013 Securities by type Amount ($000) Obligations of U.S. Government Agencies $ 13,628 SBA Pool securities 92,185 Agency mortgage - backed securities 28,774 Agency CMO securities 53,318 Non agency CMO securities 1,456 State and political subdivisions 78,438 Pooled trust preferred securities 750 FNMA and FHLMC preferred stock 907 Total $ 269,456 *26.1% of total assets 5.06% 34.21% 10.68% 19.79% 0.54% 29.11% 0.28% 0.34% Obligations of U.S. Government Agencies SBA Pool securities Agency mortgage-backed securities Agency CMO securities Non agency CMO securities State and political subdivisions Pooled trust preferred securities FNMA and FHLMC preferred stock

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Deposit Composition 28 As of September 30, 2013 Deposits by type Amount ($000) Demand Deposits $136,835 NOW (includes Reward Checking) 248,871 Money Market 112,616 Savings 90,471 Time Deposits < $100 thousand 128,554 Time Deposits > $100 thousand 109,670 Total $827,017 16.5% 30.1% 13.6% 10.9% 15.5% 13.3% Demand Deposits NOW (includes Reward Checking) Money Market Savings Time Deposits < $100 thousand Time Deposits > $100 thousand

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Non - GAAP Financial Information The Company prepares its financial statements under accounting principles generally accepted in the United States of America, or “GAAP”. However, this investor presentation also refers to certain non - GAAP financial measures that the Company believes, when considered together with GAAP financial measures, provide investors with important information regarding our operational performance. An analysis of any non - GAAP financial measure should be used in conjunction with results presented in accordance with GAAP. The adjusted tangible common equity to tangible assets ratio is a non - GAAP financial measure. Adjusted tangible common equity and tangible assets are non - GAAP financial measures derived from GAAP - based amounts. The Company calculates adjusted tangible common equity by excluding the balance of intangible assets (including goodwill) and the outstanding preferred stock issued to the U.S. Treasury from total shareholders’ equity. The Company calculates tangible assets by excluding the balance of intangible assets (including goodwill) from total assets. The Company believes these calculations give investors valuable information on the Company’s long - term equity capital position, by effectively assuming that the Company’s mandatorily convertible Series B Preferred Stock has entirely converted to common stock in accordance with its terms. The adjusted tangible book value per common share is a non - GAAP financial measure. The Company calculates the adjusted tangible book value per common share by dividing adjusted tangible common equity by the aggregate number of outstanding shares of the Company’s common stock and Series B Preferred Stock. The Company believes these calculations give investors valuable information on the market price of the Company’s common stock as compared to the underlying value of the Company’s common equity capital base following full conversion of the Series B Preferred Stock into common stock. These non - GAAP financial measures are supplemental and are not substitutes for an analysis based on a GAAP measure. As other companies may use different calculations for non - GAAP measures, the Company’s presentation may not be comparable to other similarly titled measures reported by other companies. Calculation of the Company’s adjusted tangible common equity to tangible assets ratio as of September 30, 2013 and September 30, 2012, and the calculation of the Company’s adjusted tangible book value per common share as of September 30, 2013, are as follows: 29

EVBS Colors 0 83 62 208 174 50 146 117 48 EVBS Colors 0 83 62 208 174 50 146 117 48 Reconciliation of Non - GAAP Financial Measures 30 (1) Assumes the full conversion into common stock of the Company's 5,240,192 shares of non - voting mandatorily convertible non - cumulative Series B Preferred Stock as of September 30, 2013